Note 10 - Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Allowance for credit losses	$ 999	$ 867
Deferred compensation	520	519
Net unrealized losses on securities	1,193	1,007
Total	2,712	2,393
Deferred tax liabilities:
Premises and equipment	176	196
Deferred loan origination costs	92	88
Other	197	160
Total	465	444
Net Deferred Tax Asset	$ 2,247	$ 1,949